WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                      13-May-96                             13-May-96
Preceding Report Date            15-Apr-96                              01:34 PM
Prepared by                   Larry Keeble
                                                                          page 1
================================================================================

A.  MONTHLY RECEIVABLES ACTIVITY

                                                             HOME FASHIONS          ALAMAC                     TOTAL
                                                             -------------          ------                     -----
1.     BEGINNING MONTHLY RECEIVABLES BALANCE                                                                 212,788,720.24

2.     Plus:   Invoices                                     124,074,929.14        21,132,974.37              145,207,903.51

3.     Less:   Cash Collections                                                                             (148,322,998.76)

4a.    Less:   Cash Discounts                                  (346,469.51)          (61,651.71)                (408,121.22)
4b.    Less:   Returns & Allowances                          (2,560,435.81)         (273,733.10)              (2,834,168.91)
4c.    Less:   Other Credits                                   (295,906.19)              998.51                 (294,907.68)
               ---------------------------                  --------------        -------------             ---------------
4d.            Total Dilution                                (3,202,811.51)         (334,386.30)              (3,537,197.81)

5.     Less:   Advertising Credits                           (2,251,227.57)                0.00               (2,251,227.57)

6.     Less:   Net Write-Offs                                  (104,475.85)             (162.00)                (104,637.85)

7.     Less:   Miscellaneous                                                                                     (23,065.93)
                                                                                                            ---------------

8.     ENDING MONTHLY RECEIVABLES BALANCE                                                                    203,757,495.83
                                                                                                            ===============



B.  TURNOVER DAYS

1.  Turnover Days = (a + b) / 2 x (30 / c)

                                                                                    HOME FASHIONS           ALAMAC
                                                                                    -------------           ------
(a).   Aggregate Receivables Balance as of beginning of immediately preceding      177,327,482.33        35,461,237.91
          Calculation Period
(b).   Aggregate Receivables Balance as of most recent Cut-Off Date                168,312,678.51        35,444,817.32
(c).   Aggregate Receivables generated during preceding Calculation Period         124,074,929.14        21,132,974.37
           (see A.2)
2.     TURNOVER DAYS (TD)                                                                   41.80                50.30
                                                                                   --------------        -------------

3.     COMBINED TURNOVER DAYS                                                                                    43.00
                                                                                                         -------------

C.  INVESTOR CERTIFICATES AND  PURCHASED INTERESTS

1.  INVESTOR INVESTED AMOUNT (AS OF MOST RECENT CUT-OFF DATE):

    Investor Revolving Certificates                                     0.00
    Class A Fixed Principal Certificates                      115,000,000.00
    Class B Fixed Principal Certificates                       18,000,000.00
    Purchased Interests                                                 0.00
    -------------------                                       --------------

    Investor Invested Amount                                  133,000,000.00
                                                              ==============

2.  INTEREST RATES (AS OF MOST RECENT CUT-OFF DATE):

    Investor Revolv. Cert.                                            0.00%
    Class A Fixed Principal Certificates                              5.77%
    Class B Fixed Principal Certificates                              6.07%
    Purchased Interests                                               0.00%
    -------------------                                               ----

    Weighted Avg. Interest Rate                                       5.81%
                                                                      ====

3.  INVESTOR INVESTED AMOUNT ON THE DATE OF
    ISSUANCE (SERIES 1994-1 CERTIFICATES):

    Class A Fixed Principal Certificates                      115,000,000.00
    Class B Fixed Principal Certificates                       18,000,000.00

                                                              --------------
    Investor Invested Amount                                  133,000,000.00
                                                              ==============


4.  AMOUNT ON DEPOSIT IN PRINCIPLE FUNDING ACCOUNT
    (AS OF MOST RECENT CUT-OFF DATE):

    Principle Funding Account Balance                                   0.00

5.  WPS REVOLVING CERTIFICATE AMOUNT
    (AS OF MOST RECENT CUT-OFF DATE):

    WPS Revolving Certificate Amount                                    0.00
                                                                        ====

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                      13-May-96                             13-May-96
Preceding Report Date            15-Apr-96                              01:34 PM
Prepared by                   Larry Keeble
                                                                          page 2
================================================================================

D.  LOSS RESERVE RATIOS


I.  CLASS B

    LOSS RESERVE RATIO = 2.0 x a x (b / c) x d where:
    (a)   highest 3-mon. average over the past 12 months of the "Aged Receivables
          Ratio" ending on most recent Cut-Off Date (see Schedule A)                                    0.60%
    (b)   sum of total Receivables generated over past 4 months  (see Schedule A)             513,039,865.62
    (c)   Balance of Eligible Receivables at most recent Cut-Off Date
          (see Daily Report for most recent Cut-Off Date)                                     163,539,157.03
    (d)   "Payment Term Variable" (see below)                                                          1.080

          Payment Term Variable, calculated with respect to each division, shall equal
          (a) 1.0, if the weighted average payment terms for the Receivables
          (calculated as of the most recent Cut-Off Date) are less than or equal to 39 days, (b) 1.08, if such weighted average payment terms are 40 to
          44 days, (c) 1.125, if such weighted average payment terms are 45 to 49 days, (d) 1.25, if such weighted average payment terms are 50 to 59 days, and (e) 1.375 if the weighted average payment terms are 60 to 69 days. (also see Definitions.)


1.  LOSS RESERVE RATIO (CLASS B ONLY)                                                                   4.07%
                                                                                              --------------

II. CLASS A

    LOSS RESERVE RATIO = 2.5 x a x (b / c) x d where: (a), (b), (c) and (d) are defined and provided above.

2.  LOSS RESERVE RATIO (CLASS A ONLY)                                                                   5.08%
                                                                                              --------------


E.  DILUTION RESERVE RATIOS

I.  CLASS B

    DILUTION RESERVE RATIO = [(2.0 x a) + ((b - a) x (b / a))] x (c / d)

    (a)   average of "Dilution Ratios" over the past 12 months  (see Schedule B)                        2.67%
    (b)   highest 2-month  "Dilution Ratio" over the past 12 months  (see Schedule B)                   3.35%
    (c)   total sales over the past 2 months  (see Schedule B)                                264,855,978.47
    (d)   Balance of  Eligible Receivables at most recent Cut-Off Date (see D.1(c))           163,539,157.03

1.  DILUTION RESERVE RATIO  (CLASS B ONLY)                                                             10.02%
                                                                                              --------------

II.  CLASS A

    DILUTION RESERVE RATIO = [(2.5 x a) + ((b - a) x (b / a))] x (c / d) where: (a), (b), (c) and (d) are defined and provided above.


2.  DILUTION RESERVE RATIO  (CLASS A ONLY)                                                             12.18%
                                                                                              --------------


WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                      13-May-96                             13-May-96
Preceding Report Date            15-Apr-96                              01:34 PM
Prepared by                   Larry Keeble
                                                                          page 3
================================================================================

F. APPLICABLE RESERVE RATIO

1.  Minimum Required Reserve Ratio                                                                           14.00%  (1)
2.  Sum of Required Reserve Ratios (for Class B):
        Loss Reserve Ratio  (see D.1)                                                                         4.07%
        Dilution Reserve Ratio  (see E.1)                                                                    10.02%
                                                                                                             -----
                                                                                                             14.09%  (2)

3.  10% plus the product of (i) and (ii) where:                                                              10.00%
    (i) average of "Dilution Ratios" over last 12 mos.    (see E.1(a))                                        2.67%
    multiplied by:
    (ii)           Invoices generated over latest 2 months       =        264,855,978.47 =
                   ---------------------------------------                --------------
                        Unpaid Balance of Receivables                     203,757,495.83                      1.30
                                                                                                             -----
                                                                                                             13.47%  (3)


4.  APPLICABLE RESERVE RATIO   *                                                                             14.09%


* The Applicable Reserve Ratio shall equal the greater of (1) the Minimum Required Reserve Ratio, (2) the sum of the Required Reserve Ratios and (3) the factor calculated in F.3.


G.  DISCOUNT RATE RESERVE
    ***  THE DISCOUNT RATE RESERVE IS CALCULATED IN EACH DAILY REPORT; HOWEVER,
          THE FOLLOWING INFORMATION IS USED IN THAT CALCULATION. ***

1.  Carrying Costs estimated to accrue over the next  Calculation Period                                928,000.00
    (excluding interest on the WPS Finco Note)


H.  GENERAL INFORMATION

1.  Servicer's Fee for the most recent Calculation Period                                               315,100.45
                                                                                                  ================


2.  Trustee's Fee for the most recent Calculation Period                                                  1,416.67
                                                                                                  ================


3.  Accumulated amount paid to the Sellers for reinvestment in new Receivables
    during the revolving period for Series 1994-1 Certificates (inception to liquidation)         3,678,977,071.92
                                                                                                  ================


WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                      13-May-96                             13-May-96
Preceding Report Date            15-Apr-96                              01:34 PM
Prepared by                   Larry Keeble
                                                                          page 4
================================================================================

I.  LOSS TO LIQUIDATION RATIO

1. Receivables (net of recoveries) that were written off as uncollectible (excluding write-offs of interest on past due Receivables) or converted into promissory notes:

                                                                   HOME FASHIONS              ALAMAC                     TOTAL
                                                                   -------------              ------                     -----
        Preceding Calculation Period (see A.6)                        104,475.85               162.00                  104,637.85
        2nd Preceding Calculation Period                                7,893.33           109,000.00                  116,893.33
        3rd Preceding Calculation Period                               16,067.90             1,896.36                   17,964.26

2.  Total Cash Collections

        Preceding Calculation Period (see A.3)                    127,511,996.04        20,811,002.72              148,322,998.76
        2nd Preceding Calculation Period                           96,332,456.34        13,641,725.85              109,974,182.19
        3rd Preceding Calculation Period                           83,626,807.15        15,109,313.13               98,736,120.28


4.  Loss to Liquidation Ratio =   [3 months total of (1)] / [3 months total of (2)]

    LOSS TO LIQUIDATION RATIO  =                                            0.04%                0.22%                       0.07%
                                                                  --------------        -------------              --------------


J.  LIQUIDATION EVENTS and PAYOUT EVENTS

                                                                                                     Number of
1.  Portfolio-Based Liquidation Events (see 9.01 of PSA):                                           Business Days        Triggered?
                                                                                                    -------------        ----------
 A. The calculated amount of (i) the difference of (a) sum of the                                       5.00                 NO
    Certificate Calculation Amount plus PI Calculation Amount, and
    (b) the amount of funds then on deposit in the Equalization Account exceeds (ii) the Base Amount

2.  Portfolio-Based Payout Events (see Series Supplements):                                               Trigger Percentage
                                                                                                          ------------------
 A.   (Class A Reserves - funds in Special Reserve Acct)       >     Trigger Percentage        40%, if WestPoint Receivables make up
      --------------------------------------------------                                       90% or more of Net Elig. Receivables
                 Net Eligible Receivables                                                      35%, on any other day

                                                                                                                             NO
 B.   For the last Business Day of any three consecutive Calculation Periods:

              (Amt of funds in Equalization Acct and Set Aside Acct)                 >      35%         -----                NO
      ---------------------------------------------------------------------------
      Eligible Receivables + (Amt of funds in Equalization Acct & Set-Aside Acct)


3.  Other Liquidation Events:

        Triggered?                NO
                                 ----
        If yes, explain below.



4.  Servicer Defaults (see Section 10.01 of the Pooling and Servicing Agreement)

        Triggered?                NO
                                 ----
        If yes, explain below.

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                      13-May-96                             13-May-96
Preceding Report Date            15-Apr-96                              01:34 PM
Prepared by                   Larry Keeble
                                                                          page 5
================================================================================

K.  DISCOUNT RATE

1.  Discount Rate =  12 x a / b

(a)    Carrying Costs accrued during the most recent Calculation Period                 1,251,000.00
          (including WPS Finco Note interest)
(b)    Aggregate Unpaid Balance of all Receivables as of the most recent              203,757,495.83
       Cut-off Date  (see A.8)

2.     DISCOUNT RATE                                                                            7.37%
                                                                                      --------------

L.  PURCHASE PRICE PERCENTAGE     (See Section 2.2 of RPA)

                                                                                     HOME FASHIONS           ALAMAC
                                                                                     -------------           ------
1.  Turnover Days (TD) (see B.2)                                                         41.80                50.30
    ------------------------------

2.  Profit Discount                                                                       0.20%                0.20%

3.  Purchase Discount Reserve Ratio  (PDRR)

    PDRR   (TD / 360 x Discount Rate) + Profit Discount  =                                1.06%                1.23%

4.  Loss to Liquidation Ratio  (LLR) (see I.4)                                            0.04%                0.22%

5.  Purchase Price Percentage  (PPP)

    PPP 100% - (Purch. Disc. Res. Ratio + Loss to Liquid. Ratio)  =                      98.90%               98.55%

6.  PURCHASE PRICE PERCENTAGE                                                            98.90%               98.55%
                                                                                         -----                -----

M.  DISTRIBUTION TO CERTIFICATEHOLDERS IN PRECEDING CALCULATION PERIOD

1.  Total amount distributed in the preceding Calculation Period                     $ AMOUNT      INTEREST RATE
                                                                                    ---------      -------------
        (A)   Class A Certificateholders                                            565,201.04             N/A
        (B)   Class B Certificateholders                                             93,116.25             N/A
        (C)   Investor Revolving Certificateholders (non-use fees not incl)               0.00             N/A

2.  Total amount allocable to Interest and Interest Rate

        (A)   Class A Certificateholders                                            565,201.04         5.7075%
        (B)   Class B Certificateholders                                             93,116.25         6.0075%
        (C)   Investor Revolving Certificateholders (non-use fees not incl)               0.00         0.0000%

3.  Total amount allocable to Principle

        (A)   Class A Certificateholders                                                  0.00             N/A
        (B)   Class B Certificateholders                                                  0.00             N/A
        (C)   Investor Revolving Certificateholders                                       0.00             N/A

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                      13-May-96                             13-May-96
Preceding Report Date            15-Apr-96                              01:34 PM
Prepared by                   Larry Keeble
                                                                          page 6
================================================================================

N. DELINQUENT BALANCES INCLUDING % OF TOTAL RECEIVABLES AT END OF PRECEDING CALCULATION PERIOD

                                                                                 Dollar Amount          % Ending Rec Bal
                                                                                 -------------          ----------------
1.  Delinquent  1 -  30 days                                                      8,644,751.34                 4.24%
    Delinquent 31 -  60 days                                                      2,043,137.15                 1.00%
    Delinquent 61 -  90 days                                                        657,969.17                 0.32%
    Delinquent 91 - 120 days                                                        573,035.31                 0.28%
    Delinquent over 120 days                                                        981,009.30                 0.48%
                                                                                 -------------                 ----
    Total Delinquent Balance                                                     12,899,902.27                 6.33%

2.  Ending Monthly Receivables Balance  (see A.8)          203,757,495.83

AGED RECEIVABLES RATIO                                                SCHEDULE A

                                  91  TO
                                 120 DAYS
                                 PAST DUE                      SALES
                                 --------                      -----
Preceding Cut-Off               573,035.31                 145,207,903.51
2nd Prec. Cut-Off               224,788.03                 119,648,074.96
3rd Prec. Cut-Off               584,023.43                 121,377,709.60
4th Prec. Cut-Off               392,250.68                 126,806,177.55
5th Prec. Cut-Off               334,046.80                 119,227,257.18

AGED RECEIVABLES RATIO  =    Rec. 91 to 120 days past due as of Prec Calc Pd
                            plus write-offs per Aged Receiv. Ratio definition*     =                 573,035.31
                            --------------------------------------------------                   --------------
                                       Sales in month 4 mos. prior                               119,227,257.18


                        =             0.48%
                                ----------

*  see "Definitions" for further explanation


AGED RECEIVABLES RATIO:
- ----------------------
Preceding Calculation Period (from above)                                                                      0.48%
2nd Preceding Calculation Period (from preceding Settlement Statement)                                         0.19%
3rd Preceding Calculation Period (from 2nd preceding Settlement Statement)                                     0.36%

PRECEDING MONTH'S 3-MONTH AVERAGE OF AGED RECEIVABLES RATIO                                                    0.34%
2nd preceding month's  3-month average of Aged Receivables Ratio                                               0.27%
3rd          "                                                                                                 0.29%
4th          "                                                                                                 0.21%
5th          "                                                                                                 0.22%
6th          "                                                                                                 0.60%
7th          "                                                                                                 0.58%
8th          "                                                                                                 0.51%
9th          "                                                                                                 0.09%
10th         "                                                                                                 0.12%
11th         "                                                                                                 0.24%
12th         "                                                                                                 0.29%


HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                                    0.60%
                                                                                                               ----

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                      13-May-96                             13-May-96
Preceding Report Date            15-Apr-96                              01:34 PM
Prepared by                   Larry Keeble
                                                                          page 7
================================================================================

DILUTION RATIO                                                        SCHEDULE B

    Dilution Ratio   =       Total Dilution in Calculation Period
                         --------------------------------------------
                         Sales in month two Calculation Periods prior

                                                                                                      2-MON. AVG
                                                                                                        OF THE
                                    DILUTION                   SALES             DILUTION RATIO      DILUTION RATIO
                                    --------                   -----             --------------      --------------
Preceding Cut-Off Date           3,537,197.81             145,207,903.51               2.91%             2.67%
2nd Prec. Cut-Off Date           3,094,301.11             119,648,074.96               2.44%             2.84%
3rd Prec. Cut-Off Date           3,893,519.45             121,377,709.60               3.27%             3.19%
4th Prec. Cut-Off Date           3,694,621.39             126,806,177.55               3.11%             2.29%
5th Prec. Cut-Off Date           2,717,124.29             119,227,257.18               1.69%             1.86%
6th Prec. Cut-Off Date           3,022,987.70             118,907,188.29               2.05%             2.69%
7th Prec. Cut-Off Date           4,790,533.16             160,926,640.46               3.35%             2.70%
8th Prec. Cut-Off Date           3,048,143.01             147,526,367.79               2.07%             2.10%
9th Prec. Cut-Off Date           2,789,108.29             142,809,463.94               2.13%             3.04%
10th Prec. Cut-Off Date          4,678,666.79             147,167,425.33               4.09%             2.87%
11th Prec. Cut-Off Date          2,532,939.28             131,189,368.25               1.85%             2.39%
12th Prec. Cut-Off Date          3,383,984.93             114,430,267.88               3.05%             3.35%
13th Prec. Cut-Off Date          4,144,116.53             136,635,353.80
14th Prec. Cut-Off Date          3,128,303.77             110,934,155.25
15th Prec. Cut-Off Date          2,606,160.35             114,033,239.77
16th Prec. Cut-Off Date          3,322,862.95             141,153,342.61

AVERAGE OVER PAST 12 MONTHS                                                            2.67%
                                                                                       ----

HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                              3.35%
                                                                                                         ----

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                      13-May-96                             13-May-96
Preceding Report Date            15-Apr-96                              01:34 PM
Prepared by                   Larry Keeble
                                                                          page 8
================================================================================

AVAILABLE SUBORDINATION AMOUNT  (CALCULATE DURING LIQUIDATION PERIOD)                                                  SCHEDULE C

A.  On Liquidation Commencement Date

1.    Unpaid Balance of Receivables held by the Trust at opening of next preceding Business Day                              0.00
2.    Less:  Certificate Calculation Amount as of next preceding Business Day                                                0.00
3.    Less:  PI Calculation Amount as of next preceding Business Day                                                         0.00
4.    Plus:  Balance of deposit in Equalization Account at end of next preceding Business Day                                0.00
5.    Less:  Discount Rate Reserve as of next preceding Business Day                                                         0.00
                                                                                                                             ----

6.    AVAILABLE SUBORDINATION AMOUNT                                                                                         0.00


B.  On each Settlement Date after the Liquidation Commencement Date

1.    Available Subordination Amount as calculated on next preceding Settlement Date                                         0.00
2.    LessCharge-off Amount (if positive) for most recently ended Calculation Period                                         0.00
3.    PlusNet Recoveries (if positive) for most recently ended Calculation Period                                            0.00
                                                                                                                             ----
4.    AVAILABLE SUBORDINATION AMOUNT                                                                                         0.00

ALLOCABLE CHARGED-OFF AMOUNT  (CALCULATE DURING LIQUIDATION PERIOD)                                                    SCHEDULE D

A.  If Available Subordination Amount is greater than zero, the Allocable
    Charged-off Amount equals 0.

B.  On the first Settlement Date on which the Available Subordination Amount is reduced to 0,
      Allocable Charged-off Amount equals (1) minus (2), if positive:

    1.  Charged-off Amount for most recently ended Calculation Period                                                        0.00
    2.  Available Subordination Amount as of next preceding Settlement Date                                                  0.00
                                                                                                                             ----
              Allocable Charged-off Amount                                                                                   0.00

C. On each subsequent Settlement Date, the Allocable Charged-off Amount equals the Charged-off Amount (if positive) for the most recently ended Calculation Period.


Allocation of Charged-off Amounts to Certificates and Purchased Interests, if such Allocable Charged-off Amounts are greater than zero:

First, to WPSF Revolving Certificate:
    1. WPSF Allocation Percentage                                  0.00
    2. Allocable Charged-off Amount                                0.00
                                                                   ----
    3. WPSF allocation (1) x (2)                                        -------  >>                                            0.00

Second, to the Investor Certificates and Purchased Interests:

    (i) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to their                               0.00
       respective Class Allocation Percentages, until their respective Class Invested Amounts and
       PI Invested Amounts have been reduced to 0

    (ii) to the Senior Classes and Senior Purchased Interests, in accordance to their respective                               0.00
       Class Allocation Percentages, until their respective Class Invested Amounts have been reduced to 0.
                                                                                                                               ----
                                                                                                                               0.00

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date                      13-May-96                             13-May-96
Preceding Report Date            15-Apr-96                              01:34 PM
Prepared by                   Larry Keeble
                                                                          page 9
================================================================================

NET RECOVERIES    (CALCULATE DURING LIQUIDATION PERIOD)               SCHEDULE E


A. If Available Subordination Amount is greater than zero, the allocable Net Recoveries equals 0.

B. Allocation of Net Recoveries (if positive) shall be allocated among the various outstanding Classes of Investor Certificates outstanding Purchased Interests and the WPSF Revovling Certificate as follows:

First, to WPSF Revolving Certificate:
         1. WPSF Allocation Percentage                             0.00
         2. Total Net Recoveries                                   0.00
                                                                   ----
         3. WPSF allocation (1) x (2)                                   -------  >>                                             0.00

Second, to the Investor Certificates and Purchased Interests:

    (i)  to the Senior Classes and Senior Purchased Interests, in accordance to their respective Class Allocation               0.00
         Percentages, until all previous reductions to their respective Class Invested Amounts and PI Invested
         Amounts on account of Allocable Charged-Off Amounts have been reinstated

    (ii) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to their respective                    0.00
         Class Allocation Percentages, until all previous reductions to their respective Class Invested Amounts and PI Invested Amounts on account of Allocable Charged-Off Amounts have been reinstated
                                                                                                                                ----
                                                                                                                                0.00

                          A/R BALANCE BY TERMS TYPE                     @ 5/4/96
                                                                        --------

                                                                        A/R AMOUNT
                                   ----------------------------------------------------------------------------------
    DIVISION                             30 DAYS                  60 DAYS                OTHER              TOTAL
- ---------------                    ----------------------------------------------------------------------------------
ALAMAC                                 412,080.67              34,938,427.75           94,308.90        35,444,817.32

% TO TOTAL                                   1.16%                     98.57%               0.27%


HOME FASHIONS                      129,702,645.94              34,458,154.91        4,151,877.66       168,312,678.51

% TO TOTAL                                  77.06%                     20.47%               2.47%


TOTAL                              130,114,726.61              69,396,582.66        4,246,186.56       203,757,495.83

% TO TOTAL                                  63.86%                     34.06%               2.08%

                 WEIGHTED AVERAGE PAYMENT TERMS FOR THE RECEIVABLES

30 DAYS          % TO TOTAL FOR 30 DAYS PLUS OTHER TIMES 30                                                     19.78
60 DAYS          % TO TOTAL FOR 60 DAYS TIMES 60                                                                20.44
                                                                                                       --------------
TOTAL WEIGHTED AVERAGE PAYMENT TERMS                                                                            40.22
                                                                                                       ==============

                          PAYMENT TERM VARIABLE
                          ---------------------

IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS < 40, USE 1.00
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=40 AND <45, USE 1.08                                                1.08
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=45 AND <50, USE 1.125                                     --------------
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=50 AND <60, USE 1.25
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=60 AND <70, USE 1.375



           ACCOUNTS RECEIVABLE SUMMARY TRIAL BALANCE - AGED OVERDUE



                                                                           OVERDUE POSITION
                   TOTAL           ------------------------------------------------------------------------------------------------
 DIVISION       RECEIVABLE              TOTAL           TO 30 DAYS     31 - 60 DAYS    61 - 90 DAYS  91 - 120 DAYS    OVER 120 DAYS
                                   ------------------------------------------------------------------------------------------------
HOME FASH.    165,238,939.49       10,608,181.60      7,951,227.42     1,658,662.70     289,258.93     471,402.67       237,629.88
ALAMAC         35,444,817.32        1,381,389.54        430,844.60       362,871.24      58,822.38     101,632.64       427,218.68
CORPORATE       3,073,739.02          910,331.13        262,679.32        21,603.21     309,887.86           0.00       316,160.74
              --------------------------------------------------------------------------------------------------------------------

              --------------------------------------------------------------------------------------------------------------------
TOTAL         203,757,495.83       12,899,902.27      8,644,751.34     2,043,137.15     657,969.17     573,035.31       981,009.30
              --------------------------------------------------------------------------------------------------------------------

                                    [LOGO]
                        [WESTPOINT STEVENS LETTERHEAD]


Craig J. Berlin
Corporate Credit Director
Senior Credit Officer
                                                                    May 13, 1996

         TO:     Chemical Bank
                 The First National Bank of Chicago
                 WPS Receivables Corporation
                 Standard & Poor's Ratings Group
                 Moody's Investor Services

                 WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

                 1.       This Certificate is being delivered pursuant to
Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

                 2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

         IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 13th day of May, 1996.

                                        WESTPOINT STEVENS INC.


                                        By:  /s/ Craig J. Berlin
                                           -------------------------------------
                                           Craig J. Berlin
                                           Corporate Credit Director
                                           Senior Credit Officer

CJB/zkp





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